EXHIBIT 10.2

INVITROGEN CORPORATION

PERFORMANCE SHARE AWARD AGREEMENT

Invitrogen Corporation has granted to the individual (the “Participant”) named in the Notice of Grant of Performance Shares (the “Notice”) to which this Performance Share Award Agreement (the “Agreement”) is attached an award (the “Award”) of Performance Shares upon the terms and conditions set forth in the Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Invitrogen Corporation 2004 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant. By signing the Notice, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Notice, the Plan and this Agreement, (b) accepts the Award subject to all of the terms and conditions of the Notice, the Plan and this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Notice, the Plan or this Agreement, and (d) acknowledges receipt of a copy of the Notice, the Plan and this Agreement.

1.    DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.    ADMINISTRATION.

All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.    SETTLEMENT OF THE AWARD.

3.1 No Additional Payment Required. The Participant shall not be required to make any additional monetary payment (other than applicable tax withholding, if any) upon settlement of the Award. Payment of the aggregate purchase price of the shares of Stock for which the Award is being settled shall be made in the form of past services rendered by the Participant to a Participating Company or for its benefit which the Board, by resolution, determines to have a value not less than the aggregate purchase price of such shares of Stock.

3.2 Issuance of Shares of Stock. Subject to the provisions of Section 3.6 below, the Company shall issue to the Participant, on a date within thirty (30) days following the Settlement Date (as defined in the Notice), a number of whole shares of Stock equal to the vested Performance Shares (as defined in the Notice) to be delivered on such Settlement Date, rounded down to the nearest whole number. Such shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 3.6. On the Settlement Date, the Company shall pay to the Participant cash in lieu of any fractional share of Stock represented by a fractional Restricted Stock Unit subject to this Award in an amount equal to the Fair Market Value on the Settlement Date of such fractional share of Stock.

3.3 Application of Section 409A. Notwithstanding any inconsistent provision of this Agreement, to the extent the Company determines in good faith that (a) the settlement of Performance Shares pursuant to this Agreement in connection with the Participant’s termination of Service would constitute deferred compensation subject to the rules of Section 409A, and (b) that the Participant is a “specified employee” under Section 409A, then only to the extent required to avoid the Participant’s incurrence of any additional tax or interest under Section 409A of the Code, such settlement will be delayed until the date which is six (6) months after the Participant’s “separation from service” within the meaning of Section 409A. The Company and the Participant agree to negotiate in good faith to reform any provisions of this Agreement to maintain the maximum extent practicable to the original intent of the applicable provisions without violating the provisions of Section 409A of the Code, if the Company deems such reformation necessary or advisable pursuant to guidance under Section 409A to avoid the incurrence of any such interest and penalties. Such reformation shall not result in a reduction of the aggregate benefits to the Participant under this Agreement.

3.4 Tax Withholding. At the time the Award is granted, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant. Upon the request of Participant, the Company shall deduct from the shares of Stock issuable to Participant at the settlement of this Award a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

3.5 Certificate Registration. The certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

3.6 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

3.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

4.    DIVIDEND EQUIVALENT RIGHTS.

Effective on the record date of cash dividends on the Stock occurring on and after the Date of Grant and before the Settlement Date, the Number of Performance Shares subject to this Award shall be increased by such additional whole and/or fractional Performance Shares determined by the following formula:

X = (A x B) / C

where,

“X” is the number of whole and/or fractional Performance Shares to be credited with respect to the Award;

“A” is the amount of cash dividends paid on one share of Stock;

“B” is the number of whole and fractional Performance Shares subject to this Award as of the cash dividend record date but immediately prior to the application of this Section; and

“C” is the Fair Market Value of a share of Stock on the cash dividend payment date.

Such additional Performance Shares shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Performance Shares originally subject to this Award.

5.    NONTRANSFERABILITY OF THE AWARD.

Prior the Settlement Date, neither this Award nor any Performance Shares subject to this Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or by the laws of descent and distribution.

6.    EFFECT OF TERMINATION OF SERVICE.

If the Participant’s Service with the Company terminates, the Award, if not earlier settled, and to the extent vested as of the date of the Participant’s termination of Service as provided under the “Termination of Service” in the Grant Notice, shall be settled as provided in Section 3.

7.    CHANGE IN CONTROL.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, either assume the Company’s rights and obligations under the Award or substitute for the Award a substantially equivalent award with respect to the Acquiror’s stock. The failure of the Acquiror to assume or substitute the Award shall constitute “Good Reason” as defined in the Notice.

8.    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Award, and the Target Price, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 8 shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

9.    RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8 or pursuant to the Dividend Equivalent Rights. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or a Consultant, as the case may be, at any time.

10.    LEGENDS.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.

11.    MISCELLANEOUS PROVISIONS.

11.1 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

11.2 Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11.3 Termination or Amendment. The Board may terminate or amend the Plan or the Award at any time; provided, however, that except as provided in Section 7 in connection with a Change in Control, no such termination or amendment may adversely affect the Award without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

11.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, upon deposit in the United States Post Office, by registered or certified mail, or with an overnight courier service with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature or at such other address as such party may designate in writing from time to time to the other party.

11.5 Integrated Agreement. The Notice and this Agreement constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

11.6 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

11.7 Counterparts. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.